UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09373

                      Oppenheimer Senior Floating Rate Fund
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: JULY 31

                      Date of reporting period: 07/31/2007

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN CORPORATE LOAN INDUSTRIES
--------------------------------------------------------------------------------
Media                                                                      17.4%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               8.8
--------------------------------------------------------------------------------
Health Care Providers & Services                                            8.1
--------------------------------------------------------------------------------
Oil & Gas                                                                   7.1
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              6.9
--------------------------------------------------------------------------------
Electric Utilities                                                          6.2
--------------------------------------------------------------------------------
Aerospace & Defense                                                         5.6
--------------------------------------------------------------------------------
Chemicals                                                                   4.7
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.4
--------------------------------------------------------------------------------
Auto Components                                                             3.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2007, and are based on net assets.

TOP FIVE HOLDINGS BY ISSUERS
--------------------------------------------------------------------------------
Charter Communications Holdings LLC                                         2.4%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                                                       1.5
--------------------------------------------------------------------------------
NRG Energy, Inc.                                                            1.3
--------------------------------------------------------------------------------
Univision Communications                                                    1.0
--------------------------------------------------------------------------------
LS Power Acquisition                                                        1.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2007, and are based on the total market value of investments. For more current information on Fund holdings, please visit www.oppenheimerfunds.com.

CREDIT ALLOCATION
--------------------------------------------------------------------------------
BBB                                                                         2.9%
--------------------------------------------------------------------------------
BB                                                                         48.7
--------------------------------------------------------------------------------
B                                                                          39.8
--------------------------------------------------------------------------------
CCC                                                                         2.5
--------------------------------------------------------------------------------
D                                                                           0.1
--------------------------------------------------------------------------------
Not Rated                                                                   6.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2007, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

--------------------------------------------------------------------------------


                    8 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended July 31, 2007, Oppenheimer Senior Floating Rate Fund's Class A shares, without sales charge, produced total returns of 2.75% that lagged behind the 3.43% returns of its benchmark, the Credit Suisse Leveraged Loan Index.

      Early in the reporting period, an emphasis on some of the more economically sensitive issuers helped the Fund participate more fully in a generally rallying market. However, as evidence of an economic emerged, we began to reposition the Fund more defensively, shifting our emphasis to loans from higher-quality companies. Conversely, we maintained relatively low exposure to second-lien loans, and we generally avoided loans with weaker covenants. This more cautious approach helped shelter the Fund from the full brunt of market volatility in 2007.

      Because the U.S. economic slowdown was driven primarily by weak housing markets, we established relatively light positions in housing-related industries, such as building materials. We also maintained an underweighted position in consumer product companies, which we were concerned might be hurt by softer consumer spending. Instead, we placed emphasis on loans to energy companies that we expected to benefit from rising crude oil and natural gas prices.

      We currently expect market volatility to persist while investors adjust their attitudes toward risk, and we have maintained the Fund's relatively cautious investment posture. However, we are encouraged by early signs that loan quality is improving, and we hope to take advantage of more attractive values among senior floating-rate loans as market conditions stabilize.


                    9 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
--------------------------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's investment advisor had previously voluntarily undertaken to waive 0.20% of its management fee. Effective January 1, 2006, that waiver was reduced from 0.20% to 0.10%. This waiver can be further modified or terminated at any time by the advisor. Without that waiver, Fund performance would have been lower. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc.

OPPENHEIMER SENIOR FLOATING RATE FUND IS A CONTINUOUSLY OFFERED CLOSED-END FUND WHOSE SHARES ARE NOT LISTED ON ANY STOCK EXCHANGE OR NATIONAL QUOTATION SERVICE. THE FUND'S SHARES ARE NOT REDEEMABLE FOR CASH DAILY BUT THE FUND SEEKS TO PROVIDE A DEGREE OF LIQUIDITY TO SHAREHOLDER BY MAKING QUARTERLY OFFERS TO REPURCHASE A PORTION OF THE FUND'S SHARES. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO REPURCHASE ALL SHARES TENDERED IN A PARTICULAR REPURCHASE OFFER. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND WILL FLUCTUATE AND THE FUND IS NOT A MONEY MARKET FUND.


                   10 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.

CLASS B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B total returns are shown net of the applicable early withdrawal charge of 3% (first year), 2% (second year) 1.5% (third and fourth years) and 1% (fifth year). Because Class B shares convert to Class A shares 72 months after purchase, Class B returns for the life of the class do not include any early withdrawal charges and use Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C shares are shown net of the applicable 1% early withdrawal charge for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   11 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                   12 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------

                                  BEGINNING       ENDING          EXPENSES
                                  ACCOUNT         ACCOUNT         PAID DURING
                                  VALUE           VALUE           6 MONTHS ENDED
                                  (2/1/07)        (7/31/07)       JULY 31, 2007
--------------------------------------------------------------------------------
Class A Actual                    $  1,000.00     $    989.50     $   4.90
--------------------------------------------------------------------------------
Class A Hypothetical                 1,000.00        1,019.89         4.97
--------------------------------------------------------------------------------
Class B Actual                       1,000.00          987.70         7.72
--------------------------------------------------------------------------------
Class B Hypothetical                 1,000.00        1,017.06         7.83
--------------------------------------------------------------------------------
Class C Actual                       1,000.00          987.10         7.37
--------------------------------------------------------------------------------
Class C Hypothetical                 1,000.00        1,017.41         7.48
--------------------------------------------------------------------------------
Class Y Actual                       1,000.00          992.20         3.56
--------------------------------------------------------------------------------
Class Y Hypothetical                 1,000.00        1,021.22         3.61

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 31, 2007 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 0.99%
---------------------------------
Class B                 1.56
---------------------------------
Class C                 1.49
---------------------------------
Class Y                 0.72

The expense ratios reflect voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                   13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  July 31, 2007
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
CORPORATE LOANS--116.0%
-----------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--36.3%
-----------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--3.0%
Collins & Aikman Corp., Sr. Sec. Credit Facilities Pre-Petition Revolving
Credit Loan, 8/31/09 1                                                         $     1,948,756   $       695,706
-----------------------------------------------------------------------------------------------------------------
Collins & Aikman Corp., Sr. Sec. Credit Facilities Pre-Petition Term
Loan, Tranche B1, 6.935%, 8/31/11 1,2                                                5,044,277         1,727,665
-----------------------------------------------------------------------------------------------------------------
Delphi Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Debtor in
Possesion, Tranche C, 8.125%, 12/31/07 3                                            10,000,000         9,795,830
-----------------------------------------------------------------------------------------------------------------
Federal Mogul Corp., Sr. Sec. Credit Facilities Pre-Petition Revolving
Credit Loan:
Tranche B, 9/30/07 3,4                                                              10,000,000         9,558,330
Tranche B, 7.07%, 9/30/07 3,5                                                       19,368,963        18,513,494
-----------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 6.85%, 4/30/14 3                                                              16,000,000        15,380,000
-----------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.82%-7.87%, 6/21/11 3                                                               5,485,767         5,330,338
-----------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.85%-7.89%, 6/21/11 3,6                                                             7,334,485         7,126,677
-----------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.07%-11.13%, 12/23/11 3,5                                                          3,500,000         3,395,000
-----------------------------------------------------------------------------------------------------------------
Tenneco Automotive, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
A, 6.86%, 3/16/12 3,5                                                               12,614,286        12,298,929
-----------------------------------------------------------------------------------------------------------------
TRW Automotive, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.875%, 2/9/14 3,5                                                                  19,000,000        18,700,750
                                                                                                 ----------------
                                                                                                     102,522,719

-----------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.6%
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.36%,
12/16/13 3,6                                                                        25,817,569        24,399,384
-----------------------------------------------------------------------------------------------------------------
General Motors Corp., Sr. Sec. Credit Facilities Term Loan, 7.735%,
11/17/13 3                                                                          31,807,469        30,664,404
                                                                                                 ----------------
                                                                                                      55,063,788

-----------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--8.8%
Arby's LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.608%-7.61%, 7/25/12 3,5                                                           14,324,521        13,954,476
-----------------------------------------------------------------------------------------------------------------
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.82%-7.88%, 7/18/11 3,5                                                             7,889,633         7,899,495
-----------------------------------------------------------------------------------------------------------------
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.63%, 7/25/13 3,5                                                                   8,000,000         8,005,000
-----------------------------------------------------------------------------------------------------------------
Buffets, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
Tranche B, 8.11%, 11/1/13 3,5                                                       37,771,159        35,977,029


                   14 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Buffets, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
8.11%, 5/1/13 3                                                                $     1,512,799   $     1,437,159
-----------------------------------------------------------------------------------------------------------------
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, 2.25%, 5/4/13 3,5                                                8,188,976         7,902,362
-----------------------------------------------------------------------------------------------------------------
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, 7.61%, 5/4/13 3                                                    787,402           759,843
-----------------------------------------------------------------------------------------------------------------
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.61%, 5/4/13 3,5                                                              7,023,622         6,777,795
-----------------------------------------------------------------------------------------------------------------
CCM Merger, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 7/13/12 3,5                                                                  17,721,562        17,101,307
-----------------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 0.75%-6.84%, 4/27/13 3,5                                        23,221,774        22,273,560
-----------------------------------------------------------------------------------------------------------------
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche 2L, 8.57%, 12/31/14 3                                                       13,000,000        12,187,500
-----------------------------------------------------------------------------------------------------------------
Harmon Koval Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 9.36%, 11/18/07 3,5                                                            4,000,000         4,012,500
-----------------------------------------------------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, Tranche B, 7.11%, 5/23/14 3                                                   21,100,000        20,226,692
-----------------------------------------------------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 0.75%, 5/8/14 3                                                                6,400,000         6,135,110
-----------------------------------------------------------------------------------------------------------------
OSI Restaurant Partners, Inc., Sr. Sec. Credit Facilities Prefunded
Revolving Credit Loan, 7.61%, 5/9/13 3                                               1,469,632         1,404,968
-----------------------------------------------------------------------------------------------------------------
OSI Restaurant Partners, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.625%, 5/9/14 3                                                         22,530,368        21,539,032
-----------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.11%, 10/3/12 3,5                                                        5,403,800         5,322,067
-----------------------------------------------------------------------------------------------------------------
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.313%-7.61%, 5/5/13 3                                                               8,296,249         7,969,012
-----------------------------------------------------------------------------------------------------------------
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.11%, 11/5/13 3,6                                                                 12,000,000        11,649,996
-----------------------------------------------------------------------------------------------------------------
Sagittarius Restaurant, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.61%, 3/2/13 3,5                                                                   14,222,475        13,960,255
-----------------------------------------------------------------------------------------------------------------
Trump Entertainment Resorts, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 7.86%-7.87%, 5/20/12 3,5                                                 3,920,000         3,822,000
Tranche B1, 7.86%-7.90%, 5/20/12 3,5                                                 3,920,000         3,822,000
-----------------------------------------------------------------------------------------------------------------
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 11.836%, 9/13/10 3,5                                                      1,930,402         1,884,555
-----------------------------------------------------------------------------------------------------------------
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.61%, 5/25/13 3                                                         21,067,026        20,389,868
Tranche B Add-On, 7.61%, 5/25/13 3                                                   2,500,000         2,419,643
-----------------------------------------------------------------------------------------------------------------
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 7.61%, 5/25/11 3                                                              10,333,315        10,001,171


                   15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Wimar OpCo LLC/Tropicana Entertainment Co., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 7.61%, 1/3/12 3                                 $     9,625,609   $     9,413,046
-----------------------------------------------------------------------------------------------------------------
Yonkers Raceway, Sr. Sec. Credit Facilities Term Loan, 8.875%, 8/15/11 3,5          10,447,500        10,362,614
-----------------------------------------------------------------------------------------------------------------
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.357%, 6/18/15 3       14,750,000        13,643,750
                                                                                                 ----------------
                                                                                                     302,253,805

-----------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.0%
National Bedding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.36%, 8/31/11 3,5                                                                   9,865,325         9,655,687
-----------------------------------------------------------------------------------------------------------------
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.09%, 4/3/14 3,5                                                                   10,174,500         8,546,580
-----------------------------------------------------------------------------------------------------------------
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.86%, 10/3/14 3,5                                                                  3,000,000         1,950,000
-----------------------------------------------------------------------------------------------------------------
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 8.125%, 12/30/12 3,5                                          13,815,844        13,263,210
-----------------------------------------------------------------------------------------------------------------
SVP Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.11%, 8/26/13 3,5                                                                   2,462,500         2,400,938
                                                                                                 ----------------
                                                                                                      35,816,415

-----------------------------------------------------------------------------------------------------------------
MEDIA--17.4%
Advanstar Communications, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.61%, 5/15/14 3                                                              20,000,000        19,006,260
-----------------------------------------------------------------------------------------------------------------
ALM Properties, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.82%, 3/4/10 3,5                                                                   10,233,366        10,207,783
-----------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.07%, 1/26/13 3                                                         20,341,115        19,663,085
-----------------------------------------------------------------------------------------------------------------
Charter Communications Operation LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 7.36%, 3/5/14 3                                                 80,000,000        76,240,000
-----------------------------------------------------------------------------------------------------------------
Charter Communications Operation LLC, Sr. Sec. Credit Facilities
3rd Lien Term Loan, 7.86%, 9/1/14 3                                                 20,000,000        19,125,000
-----------------------------------------------------------------------------------------------------------------
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 7.355%,
5/6/11 3,5                                                                          20,283,866        19,066,833
-----------------------------------------------------------------------------------------------------------------
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.985%, 6/12/14 3                                                        41,750,000        39,279,778
-----------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. (Cablevision), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.07%, 3/29/13 3                                                         43,385,202        41,781,511
-----------------------------------------------------------------------------------------------------------------
Discovery Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.36%, 4/30/14 3                                                         20,000,000        19,550,000
-----------------------------------------------------------------------------------------------------------------
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 6.86%, 12/31/14 3      20,268,262        19,356,190
-----------------------------------------------------------------------------------------------------------------
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.34%, 8/5/12 3,5                                                                   14,695,254        14,236,027


                   16 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MEDIA Continued
Idearc, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.36%,
11/17/14 3                                                                     $    15,646,250   $    14,981,284
-----------------------------------------------------------------------------------------------------------------
Live Nation, Inc./SFX Entertainment, Inc., Sr. Sec. Credit Facilities
Term Loan, 8.07%-8.11%, 6/21/13 3,5                                                 11,893,980        11,537,160
-----------------------------------------------------------------------------------------------------------------
MCC Iowa LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
7.07%, 1/31/15 3,5                                                                  12,499,688        11,905,952
-----------------------------------------------------------------------------------------------------------------
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 9/30/12 3,4                                                               2,000,000         1,932,344
Tranche A, 6.82%, 9/30/12 3                                                          6,000,000         5,797,032
-----------------------------------------------------------------------------------------------------------------
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.59%,
12/22/12 3                                                                             340,245           333,723
-----------------------------------------------------------------------------------------------------------------
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.57%-7.61%, 12/22/12 3,5                                                            1,649,654         1,618,036
-----------------------------------------------------------------------------------------------------------------
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.82%, 11/15/13 3,5                                                                12,750,000        12,781,875
-----------------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8.61%, 4/8/12 3,6                                                        20,754,849        19,660,508
Tranche B Add-On, 8.61%, 4/8/12 3                                                    8,478,750         8,031,691
-----------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.61%, 1/15/12 3,5                                                            15,000,000        14,700,000
-----------------------------------------------------------------------------------------------------------------
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.61%,
2/1/13 3                                                                            19,700,625        18,814,097
-----------------------------------------------------------------------------------------------------------------
Quebecor Media, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 1/17/13 3,5                                                                  17,243,672        16,877,244
-----------------------------------------------------------------------------------------------------------------
Reader's Digest Association, Inc. (The), Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.33%-7.385%, 3/2/14 3                                             30,673,125        28,526,006
-----------------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.86%, 10/27/13 3                                                                   41,775,667        40,670,366
-----------------------------------------------------------------------------------------------------------------
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 7.36%, 10/31/12 3,5                                           20,127,441        19,312,279
-----------------------------------------------------------------------------------------------------------------
Sirius Satellite Radio, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.625%, 12/13/12 3                                                        8,000,000         7,560,000
-----------------------------------------------------------------------------------------------------------------
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.61%, 3/5/14 3                                                                      5,735,625         5,179,269
-----------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.61%, 9/29/14 3                                                              42,751,678        39,606,779
-----------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 1%, 8/15/14 3                                                          2,748,322         2,546,150
-----------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 7.875%,
11/3/12 3,5                                                                         18,434,022        17,616,012
                                                                                                 ----------------
                                                                                                     597,500,274


                   17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.3%
Dollarama Group LP, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.108%, 11/18/11 3,5                                                           $     6,826,094   $     6,740,768
-----------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.57%, 2/24/10 3,6                                                       24,681,350        23,827,795
Tranche A, 6.57%, 2/24/10 3                                                         13,289,958        12,830,351
                                                                                                 ----------------
                                                                                                      43,398,914

-----------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.8%
BCBG Max Azria Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.34%-9.438%, 8/10/11 3,5                                                12,596,491        12,218,596
-----------------------------------------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities
Term Loan, 7.61%, 5/28/13 3                                                         25,702,500        23,868,909
-----------------------------------------------------------------------------------------------------------------
Claire's Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 8.11%,
5/22/14 3                                                                           15,000,000        13,699,995
-----------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., Sr. Sec. Credit Facilities Term Loan, 8.375%,
6/30/12 3,5                                                                          3,970,075         3,950,225
-----------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.82%-7.879%, 3/1/12 3,5                                                  5,328,385         5,235,139
-----------------------------------------------------------------------------------------------------------------
Harbor Freight Tools, Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.61%, 2/12/13 3,5                                                                  21,557,269        20,946,487
-----------------------------------------------------------------------------------------------------------------
J. Crew Operating Corp., Sr. Sec. Credit Facilities Term Loan,
7.103%-7.11%, 5/15/13 3,5                                                           14,727,632        14,430,015
-----------------------------------------------------------------------------------------------------------------
Pep Boys (The), Sr. Sec. Credit Facilities Term Loan, 7.36%,
10/27/13 3,5                                                                         3,231,481         3,158,773
                                                                                                 ----------------
                                                                                                      97,508,139

-----------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Gold Toe/Moretz, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.09%-8.11%, 10/30/13 3,5                                                            3,980,000         3,860,600
-----------------------------------------------------------------------------------------------------------------
Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 7.07%, 9/5/13 3                                                             642,857           623,371
Tranche B, 7.07%-7.11%, 9/5/13 3,6                                                   7,691,786         7,458,632
-----------------------------------------------------------------------------------------------------------------
Hanesbrands, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.11%, 3/5/14 3                                                                      3,000,000         2,938,500
                                                                                                 ----------------
                                                                                                      14,881,103

-----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.0%
-----------------------------------------------------------------------------------------------------------------
BEVERAGES--0.8%
Constellation Brands, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.875%, 6/5/13 3,6                                                       28,617,311        27,891,661
-----------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
Jetro Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.87%, 7/2/14 3                                                                     10,080,000         9,475,200
-----------------------------------------------------------------------------------------------------------------
MAPCO, Inc., Sr. Sec. Credit Facilities Term Loan, 8.09%-8.11%, 4/28/11 3,5          6,435,409         6,242,346
-----------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.07%, 5/14/14 3                                                                     7,129,630         6,612,731


                   18 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
0.75%, 5/15/14 3                                                               $     2,037,037   $     1,889,351
-----------------------------------------------------------------------------------------------------------------
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.07%, 6/4/14 3                                                                     13,000,000        12,544,999
                                                                                                 ----------------
                                                                                                      36,764,627

-----------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B1, 7.11%, 9/28/12 3,5                                                       2,330,478         2,280,955
-----------------------------------------------------------------------------------------------------------------
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche B2, 7.11%, 9/30/12 3,5                                        13,995,579        13,698,173
-----------------------------------------------------------------------------------------------------------------
Dole Food Co., Sr. Sec. Credit Facilities Prefunded Letter of Credit
Term Loan, 7.36%, 4/17/13 3,6                                                        2,196,277         2,080,973
-----------------------------------------------------------------------------------------------------------------
Dole Food Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.438%-9.25%, 4/12/13 3,6                                                 7,157,843         6,782,058
Tranche C, 7.438%-9.25%, 4/12/13 3                                                  27,315,732        25,881,658
-----------------------------------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.11%, 4/5/14 3                                                          17,500,000        16,581,250
                                                                                                 ----------------
                                                                                                      67,305,067

-----------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.0%
Amscan Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.57%-7.62%, 5/25/13 3,5                                                             7,980,000         7,501,200
-----------------------------------------------------------------------------------------------------------------
Jarden Corp., Sr. Sec. Credit Facilities Term Loan, 7.11%, 1/24/12 3,6              11,437,095        11,215,502
-----------------------------------------------------------------------------------------------------------------
PlayPower, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.11%, 6/30/12 3,5                                                                   8,931,759         8,708,465
-----------------------------------------------------------------------------------------------------------------
Yankee Candle Co., Sr. Sec. Credit Facilities Term Loan, 7.36%, 2/6/14 3             8,977,500         8,528,625
                                                                                                 ----------------
                                                                                                      35,953,792

-----------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--2.1%
American Safety Razor Co., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.83%-7.86%, 7/31/13 3,5                                                       9,900,000         9,652,500
-----------------------------------------------------------------------------------------------------------------
American Safety Razor Co., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 11.63%, 1/30/14 3,5                                                            6,000,000         5,940,000
-----------------------------------------------------------------------------------------------------------------
Cosmetic Essence, Inc., Sr. Sec. Credit Facilities Term Loan, 7.61%,
3/21/14 3,5                                                                          6,384,000         6,000,960
-----------------------------------------------------------------------------------------------------------------
FGX International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
9.36%, 12/9/12 3,5                                                                  17,640,002        16,934,402
-----------------------------------------------------------------------------------------------------------------
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term
Loan, 7.61%, 3/8/14 3                                                                1,468,327         1,387,569
-----------------------------------------------------------------------------------------------------------------
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term
Loan, 7.608%-7.61%, 3/8/14 3,5                                                      26,673,531        25,206,487


                   19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS Continued
Mega Bloks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.625%, 7/26/12 3,5                                                            $     5,895,305   $     5,747,922
                                                                                                 ----------------
                                                                                                      70,869,840

-----------------------------------------------------------------------------------------------------------------
ENERGY--8.6%
-----------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.5%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.86%, 4/10/14 3,5                                                                  15,000,000        14,812,500
-----------------------------------------------------------------------------------------------------------------
Coldren Resource LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
9.36%, 7/14/11 3,5                                                                  11,102,121        10,935,589
-----------------------------------------------------------------------------------------------------------------
Global Geophysical Services, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.86%, 2/7/14 3,5                                                             13,930,000        13,372,800
-----------------------------------------------------------------------------------------------------------------
Volnay Acquisition Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 1/12/14 3,5                                                                  13,215,000        12,686,400
                                                                                                 ----------------
                                                                                                      51,807,289

-----------------------------------------------------------------------------------------------------------------
OIL & GAS--7.1%
Astoria Generating Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.34%, 2/25/13 3                                                         14,703,164        14,452,754
-----------------------------------------------------------------------------------------------------------------
Astoria Generating Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche B, 9.11%, 8/25/13 3                                                          2,500,000         2,412,500
-----------------------------------------------------------------------------------------------------------------
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.824%-8.888%, 4/14/10 3                                                            36,592,969        35,906,849
-----------------------------------------------------------------------------------------------------------------
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.11%, 6/28/13 3,5                                                                  32,870,922        32,542,213
-----------------------------------------------------------------------------------------------------------------
Forest Alaska, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.82%,
11/15/10 3,5                                                                        12,487,500        12,425,063
-----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.61%, 4/26/14 3                                                          5,000,000         4,757,815
Tranche B, 6.82%, 4/26/14 3                                                         28,121,212        26,820,606
-----------------------------------------------------------------------------------------------------------------
LS Power Group, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.36%, 5/1/14 3,5                                                                   28,900,000        27,527,250
-----------------------------------------------------------------------------------------------------------------
LS Power Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
9.11%, 4/2/15 3                                                                     15,500,000        14,492,500
-----------------------------------------------------------------------------------------------------------------
MEG Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 4/3/13 3,6                                                                   10,934,878        10,734,409
-----------------------------------------------------------------------------------------------------------------
Pine Praire, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
7.86%, 12/31/13 3,5                                                                  8,256,580         8,292,703
-----------------------------------------------------------------------------------------------------------------
Pine Praire, Sr. Sec. Credit Facilities Term Loan, 7.86%, 12/31/13 3,5              12,849,613        12,905,830
-----------------------------------------------------------------------------------------------------------------
Western Refining Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 7.07%, 2/8/14 3,5                                                              8,446,429         8,119,129
-----------------------------------------------------------------------------------------------------------------
Western Refining Corp., Sr. Sec. Credit Facilities Term Loan, 7.07%,
2/8/14 3,5                                                                          34,553,571        33,214,621
                                                                                                 ----------------
                                                                                                     244,604,242


                   20 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
FINANCIALS--3.2%
-----------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Buckeye Check Cashing, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.08%-8.13%, 5/1/12 3,5                                                  $    11,479,157   $    11,134,782
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
Ameritrade Holding Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.82%, 12/31/12 3                                                        26,612,227        26,035,620
-----------------------------------------------------------------------------------------------------------------
Clarke American Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.86%, 6/30/14 3,6                                                       21,999,999        20,707,500
                                                                                                 ----------------
                                                                                                      46,743,120

-----------------------------------------------------------------------------------------------------------------
INSURANCE--0.7%
Hub International Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.86%, 6/13/14 3                                                                     8,823,529         8,360,294
-----------------------------------------------------------------------------------------------------------------
Hub International Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 1.375%, 6/13/14 3                                                              1,976,471         1,872,706
-----------------------------------------------------------------------------------------------------------------
Swett & Crawford Group, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.61%, 4/3/14 3                                                                     15,960,000        14,922,600
                                                                                                 ----------------
                                                                                                      25,155,600

-----------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.8%
Capital Auto REIT, Sr. Sec. Credit Facilities Term Loan, 7.07%,
12/16/10 3,6                                                                        26,019,814        25,521,092
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.6%
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.32%-7.358%, 4/30/13 3                                                             24,000,000        22,740,000
-----------------------------------------------------------------------------------------------------------------
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.577%-10.608%, 9/26/13 3,5                                                         5,000,000         4,925,000
-----------------------------------------------------------------------------------------------------------------
CCS Medical, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.57%,
9/30/12 3                                                                           21,670,000        20,478,150
-----------------------------------------------------------------------------------------------------------------
Reable Therapeutics Finance LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.856%-7.90%, 11/3/13 3,5                                                13,910,000        13,597,025
                                                                                                 ----------------
                                                                                                      61,740,175

-----------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--8.1%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Incremental Term Loan,
Series NAMM, Tranche B, 7.75%-9.32%, 8/22/11 3,5                                       493,285           404,494
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series MMM,
8/22/11 3,4                                                                            905,732           742,700
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series MMM,
9.32%, 8/22/11 3                                                                     2,871,996         2,355,036
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series NAMM:
Tranche B, 7/27/11 3,4                                                                 213,113           174,753
Tranche B, 9.32%, 7/27/11 3                                                            675,764           554,126


                   21 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series
PHMC NAMM, 8/22/11 3,4                                                         $        20,619   $        16,907
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series
PHMC NAMM, 9.32%, 8/22/11 3                                                             65,380            53,611
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series
PHMC, 8/22/11 3,4                                                                      742,268           608,660
-----------------------------------------------------------------------------------------------------------------
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan, Series
PHMC, 9.32%, 8/22/11 3                                                               2,353,666         1,930,006
-----------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.57%, 7/2/14 3                                                          21,811,485        20,849,446
-----------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 0.50%, 7/2/14 3                                                        1,438,515         1,375,066
-----------------------------------------------------------------------------------------------------------------
CompBenefits Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B
Add-On, 8.206%-8.32%, 3/31/13 3,5                                                    8,395,313         8,206,418
-----------------------------------------------------------------------------------------------------------------
Concentra Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.61%, 6/20/14 3                                                               4,500,000         4,353,750
-----------------------------------------------------------------------------------------------------------------
Concentra Operating Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.86%, 12/20/14 3                                                             6,000,000         5,940,000
-----------------------------------------------------------------------------------------------------------------
DaVita, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.86%-6.88%,
10/5/12 3,5                                                                          6,065,514         5,756,406
-----------------------------------------------------------------------------------------------------------------
Fenwal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
7.61%, 2/20/14 3,5                                                                   8,550,000         8,122,500
-----------------------------------------------------------------------------------------------------------------
Fenwal, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1.25%,
2/20/14 3,5                                                                          1,428,572         1,357,142
-----------------------------------------------------------------------------------------------------------------
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.34%-10.25%, 8/10/12 3,5                                                            6,928,528         6,547,460
-----------------------------------------------------------------------------------------------------------------
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
13.09%, 2/10/13 3,5                                                                  1,000,000           992,500
-----------------------------------------------------------------------------------------------------------------
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.57%-7.61%, 3/31/13 3,5                                                 10,737,419        10,616,624
-----------------------------------------------------------------------------------------------------------------
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.61%,
11/18/13 3                                                                           7,895,000         7,635,783
-----------------------------------------------------------------------------------------------------------------
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.11%, 2/28/14 3                                                   11,957,500        11,240,050
-----------------------------------------------------------------------------------------------------------------
HealthCare Partners, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.13%, 10/31/13 3,5                                                                  9,428,571         8,957,142
-----------------------------------------------------------------------------------------------------------------
HealthSouth Corp., Sr. Sec. Credit Facilities Term Loan:
7.86%, 3/10/13 3                                                                       400,263           390,582
7.86%, 3/10/13 3,6                                                                  15,647,561        15,269,093


                   22 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.86%, 11/15/13 3,5                                                            $     8,756,000   $     8,772,418
-----------------------------------------------------------------------------------------------------------------
HVHC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.58%-9.37%, 8/1/13 3,5                                                             12,204,153        11,899,049
-----------------------------------------------------------------------------------------------------------------
IASIS Healthcare LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 3/17/14 3                                                                     3,161,235         3,018,979
-----------------------------------------------------------------------------------------------------------------
IASIS Healthcare LLC, Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 1%-7.36%, 3/15/14 3                                                            1,430,843         1,366,454
-----------------------------------------------------------------------------------------------------------------
Matria Healthcare, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 7.36%, 1/19/12 3,5                                                 2,654,423         2,588,063
Tranche B, 7.36%, 1/19/12 3,5                                                       13,968,709        13,619,491
-----------------------------------------------------------------------------------------------------------------
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.82%, 4/15/13 3                                                          8,031,908         7,760,831
Tranche C, 7.82%, 4/12/13 3                                                         12,790,556        12,358,874
-----------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.36%, 3/31/13 3,5                                                 12,659,750        12,058,412
-----------------------------------------------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term
Loan, 7.60%, 2/18/12 3,5                                                             1,647,059         1,597,647
-----------------------------------------------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term
Loan, 7.60%, 3/4/11 3,5                                                                957,650           928,921
-----------------------------------------------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.60%-9.37%, 3/4/11 3,5                                                              6,921,084         6,713,452
-----------------------------------------------------------------------------------------------------------------
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.34%-8.36%, 12/10/10 3,5                                                           12,793,063        12,505,218
-----------------------------------------------------------------------------------------------------------------
Surgical Care Affiliates, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.57%, 12/30/14 3,5                                                       7,000,000         6,650,000
-----------------------------------------------------------------------------------------------------------------
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.34%-8.358%, 7/28/13 3,5                                                      7,823,202         7,647,179
-----------------------------------------------------------------------------------------------------------------
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 10.11%, 7/28/13 3                                                              2,598,081         2,539,624
-----------------------------------------------------------------------------------------------------------------
United Surgical Partners International, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.381%, 4/19/14 3,5                                                 6,869,879         6,492,036
-----------------------------------------------------------------------------------------------------------------
United Surgical Partners International, Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 0.75%, 4/19/14 3,5                                               1,612,903         1,588,710
-----------------------------------------------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities Acquisition
Term Loan, Tranche B, 7.61%, 9/23/11 3,5                                            14,638,741        14,126,385
-----------------------------------------------------------------------------------------------------------------
Viant Health Payment Solutions, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.61%, 6/20/14 3                                                    8,000,000         7,780,000
-----------------------------------------------------------------------------------------------------------------
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.357%-7.36%, 1/4/12 3,5                                                 12,079,747        11,723,395
Tranche C, 7.36%, 1/4/12 3,5                                                         2,300,805         2,232,931
                                                                                                 ----------------
                                                                                                     280,418,324


                   23 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.7%
Reliant Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.61%, 3/31/12 3,5                                                       $     3,920,408   $     3,861,601
-----------------------------------------------------------------------------------------------------------------
Reliant Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Delayed Draw, 8.61%, 2/23/12 3,5                                               1,565,843         1,542,355
-----------------------------------------------------------------------------------------------------------------
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.84%,
4/16/13 3                                                                           11,952,500        11,683,568
-----------------------------------------------------------------------------------------------------------------
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.61%, 12/28/13 3,5                                                                  7,329,141         7,219,204
-----------------------------------------------------------------------------------------------------------------
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
10.36%, 6/21/14 3,5                                                                 13,000,000        12,935,000
-----------------------------------------------------------------------------------------------------------------
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 7.61%, 12/28/13 3,5                                                            5,605,859         5,521,771
-----------------------------------------------------------------------------------------------------------------
Talecris Biotherapeutics, Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.86%, 12/6/13 3,5                                                                  14,915,000        14,635,344
                                                                                                 ----------------
                                                                                                      57,398,843

-----------------------------------------------------------------------------------------------------------------
INDUSTRIALS--21.6%
-----------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--5.6%
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.32%-8.391%, 9/30/13 3,5                                                           28,064,515        27,362,904
-----------------------------------------------------------------------------------------------------------------
American Airlines, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B2,
7.36%-7.408%, 12/17/10 3                                                             4,987,373         4,769,176
-----------------------------------------------------------------------------------------------------------------
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.57%-10.356%, 12/20/12 3,5                                                         13,930,000        13,790,700
-----------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.11%-9.863%, 2/21/13 3,5                                                     17,955,000        17,416,350
-----------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 12.36%, 2/21/14 3,5                                                            9,000,000         8,955,000
-----------------------------------------------------------------------------------------------------------------
Delta Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.36%, 4/30/12 3                                                                     8,316,000         7,879,410
-----------------------------------------------------------------------------------------------------------------
DynCorp International LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 7.625%, 2/11/11 3,5                                                      17,575,266        17,157,854
-----------------------------------------------------------------------------------------------------------------
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit
Term Loan, 7.59%, 3/21/13 3                                                         13,750,000        13,371,875
-----------------------------------------------------------------------------------------------------------------
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, 7.59%, 3/21/13 3                8,250,000         8,023,125
-----------------------------------------------------------------------------------------------------------------
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 9.688%, 12/30/12 3                                                            21,677,443        19,780,667
-----------------------------------------------------------------------------------------------------------------
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 15.188%, 6/30/13 3,5                                                           8,000,000         6,600,000
-----------------------------------------------------------------------------------------------------------------
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 7.375%,
2/3/14 3,6                                                                          24,000,000        22,962,864
-----------------------------------------------------------------------------------------------------------------
US Airways Group, Inc., Sr. Sec. Credit Facilities Term Loan, 7.86%,
3/21/14 3                                                                           22,000,000        21,065,000


                   24 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
Wyle Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.11%, 1/28/11 3,5                                                             $     4,090,941   $     4,019,350
                                                                                                 ----------------
                                                                                                     193,154,275

-----------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.9%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8.82%-10.603%, 10/31/11 3,5                                              27,349,127        27,212,382
-----------------------------------------------------------------------------------------------------------------
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 14.32%, 4/30/13 3,5                                                       3,000,000         3,015,000
                                                                                                 ----------------
                                                                                                      30,227,382

-----------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.5%
Acoustical Material Services, Inc., Sr. Sec. Credit Facilities Term Loan,
8.07%-8.11%, 4/13/12 3,5                                                             7,817,834         7,622,389
-----------------------------------------------------------------------------------------------------------------
Champion OpCo., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.82%,
5/11/13 3,5                                                                          7,500,000         7,312,500
-----------------------------------------------------------------------------------------------------------------
Custom Building Products, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.57%, 10/20/11 3,5                                                            7,466,093         6,906,136
-----------------------------------------------------------------------------------------------------------------
Custom Building Products, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.32%, 4/20/12 3,5                                                            4,000,000         3,840,000
-----------------------------------------------------------------------------------------------------------------
PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.32%, 2/14/12 3,5                                                                   8,217,388         8,011,953
-----------------------------------------------------------------------------------------------------------------
Pro Paint, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.875%,
5/31/12 3,5                                                                          4,950,000         4,702,500
-----------------------------------------------------------------------------------------------------------------
Pro Paint, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.625%,
5/31/13 3,5                                                                          1,000,000           945,000
-----------------------------------------------------------------------------------------------------------------
United Subcontractors, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 8.36%, 12/27/12 3,5                                                12,169,111        11,195,582
                                                                                                 ----------------
                                                                                                      50,536,060

-----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.9%
Acosta, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.57%,
7/28/13 3,5                                                                            957,381           926,267
-----------------------------------------------------------------------------------------------------------------
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 8.36%, 7/17/12 3,5                                                       15,077,273        14,700,341
-----------------------------------------------------------------------------------------------------------------
Asurion Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.32%,
7/2/14 3                                                                            29,500,000        27,619,375
-----------------------------------------------------------------------------------------------------------------
Headwaters, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.36%,
4/30/11 3,5                                                                          9,120,573         9,074,970
-----------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.09%-7.11%, 12/21/12 3                                                             18,766,369        18,113,449
-----------------------------------------------------------------------------------------------------------------
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 12.125%, 6/22/13 3,5                                                          12,942,841        12,683,984


                   25 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.858%-7.86%, 5/18/14 3                                                        $    24,941,654   $    23,195,738
-----------------------------------------------------------------------------------------------------------------
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche A, 13.81%, 8/16/09 3,5                                                13,235,376        13,632,438
-----------------------------------------------------------------------------------------------------------------
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11/15/12 3,4                                                                         2,000,000         1,910,000
-----------------------------------------------------------------------------------------------------------------
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.86%, 11/15/12 3                                                                    9,550,089         9,120,335
-----------------------------------------------------------------------------------------------------------------
Rental Service Corp., Sr. Sec. Credit Facilities Asset-Backed Term
Loan, 7.11%, 11/15/11 3,5                                                            4,962,500         4,888,063
-----------------------------------------------------------------------------------------------------------------
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term Loan, 7.608%,
9/30/14 3                                                                           21,379,768        19,608,304
-----------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., Sr. Sec. Credit Facilities Term Loan, 7.875%,
8/2/13 3,5                                                                           8,186,392         8,206,858
-----------------------------------------------------------------------------------------------------------------
Travelport Sr. Holdco, Sr. Sec. Credit Facilities Term Loan, 12.298%,
3/27/12 3,5                                                                         10,323,893         9,549,601
-----------------------------------------------------------------------------------------------------------------
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 8.07%, 12/29/12 3,5                                                       7,863,907         7,883,566
-----------------------------------------------------------------------------------------------------------------
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan,
8.07%, 10/21/12 3,5                                                                 16,786,061        16,828,027
-----------------------------------------------------------------------------------------------------------------
Vanguard Car Rental USA, Inc., Sr. Sec. Credit Facilities Term Loan,
8.32%-8.34%, 6/14/13 3,5                                                            16,010,990        15,885,912
-----------------------------------------------------------------------------------------------------------------
West Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B3,
7.735%-7.763%, 10/24/13 3                                                           26,287,703        25,338,428
                                                                                                 ----------------
                                                                                                     239,165,656

-----------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.9%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.11%, 11/29/13 3                                                        33,876,253        31,246,982
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.4%
Amsted Industries, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 4/6/13 3,5                                                                   13,725,628        13,210,917
-----------------------------------------------------------------------------------------------------------------
Axia, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10.11%,
12/20/12 3,5                                                                         7,850,000         7,104,250
-----------------------------------------------------------------------------------------------------------------
Baldor Electric Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.125%-8.877%, 1/31/14 3                                                            17,751,834        17,290,286
-----------------------------------------------------------------------------------------------------------------
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.375%, 3/31/11 3,5                                                      17,811,234        16,920,672
-----------------------------------------------------------------------------------------------------------------
Polypore, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.56%, 5/14/14 3,6                                                                  15,000,000        14,250,000
-----------------------------------------------------------------------------------------------------------------
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.86%,
10/1/13 3,5                                                                         26,857,349        26,152,344


                   26 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES Continued
Tinnerman Palnut Engineered Products LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 9.32%, 11/5/09 3,5                                         $     7,651,725   $     7,460,432
-----------------------------------------------------------------------------------------------------------------
TriMas Corp., Sr. Sec. Credit Facilities Term Loan, 7.59%-7.61%,
8/10/13 3,5                                                                         13,708,906        13,640,362
                                                                                                 ----------------
                                                                                                     116,029,263

-----------------------------------------------------------------------------------------------------------------
MACHINERY--0.4%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.36%,
5/31/14 3                                                                            6,000,000         5,655,000
-----------------------------------------------------------------------------------------------------------------
EDP, Inc. (Goodyear), Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche 1, 7.86%, 7/2/14 3                                                           8,750,000         8,443,750
-----------------------------------------------------------------------------------------------------------------
EDP, Inc. (Goodyear), Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 7/2/14 3,4                                                                     1,250,000         1,206,250
                                                                                                 ----------------
                                                                                                      15,305,000

-----------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.0%
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, 8/14/08 3,4,5               5,000,000         4,950,000
-----------------------------------------------------------------------------------------------------------------
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, 7.61%,
8/14/08 3,5                                                                         25,000,000        24,750,000
-----------------------------------------------------------------------------------------------------------------
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.375%, 5/10/14 3                                                                   31,162,791        27,812,791
-----------------------------------------------------------------------------------------------------------------
Swift Transportation Co., Sr. Sec. Credit Facilities Letter of Credit,
8.32%, 5/8/14 3                                                                     11,500,000         9,717,500
                                                                                                 ----------------
                                                                                                      67,230,291

-----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.0%
-----------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.5%
Dealer Computer Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.36%, 10/26/12 3                                                             13,631,578        13,256,709
-----------------------------------------------------------------------------------------------------------------
Dealer Computer Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.86%, 11/1/13 3,5                                                            6,000,000         5,970,000
-----------------------------------------------------------------------------------------------------------------
Open Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.445%, 1/23/14 3,5                                                                 23,824,292        22,692,639
-----------------------------------------------------------------------------------------------------------------
Open Text Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.82%, 10/2/13 3,5                                                                  10,989,242        10,934,296
                                                                                                 ----------------
                                                                                                      52,853,644

-----------------------------------------------------------------------------------------------------------------
IT SERVICES--1.6%
Acxiom Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.07%,
9/15/12 3,5                                                                          7,727,917         7,698,937
-----------------------------------------------------------------------------------------------------------------
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 7.61%, 5/17/13 3               34,600,000        31,832,000
-----------------------------------------------------------------------------------------------------------------
SafeNet, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.86%,
4/12/14 3                                                                            6,750,000         6,412,500
-----------------------------------------------------------------------------------------------------------------
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.86%, 1/31/12 3,5                                                                   9,670,750         9,332,274
                                                                                                 ----------------
                                                                                                      55,275,711


                   27 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.1%
Advanced Micro Devices, Inc., Sr. Sec. Credit Facilities Term Loan,
7.36%, 12/31/13 3                                                              $    38,213,155   $    35,965,495
-----------------------------------------------------------------------------------------------------------------
SOFTWARE--1.8%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.61%,
5/9/14 3                                                                            18,750,000        17,929,688
-----------------------------------------------------------------------------------------------------------------
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.32%, 3/31/13 3,6                                                       24,435,750        23,356,496
-----------------------------------------------------------------------------------------------------------------
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.09%, 5/9/14 3,5                                                                   22,500,000        21,375,000
                                                                                                 ----------------
                                                                                                      62,661,184

-----------------------------------------------------------------------------------------------------------------
MATERIALS--9.7%
-----------------------------------------------------------------------------------------------------------------
CHEMICALS--4.7%
Brenntag AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
7.387%, 12/31/13 3,5                                                                12,054,546        11,843,591
-----------------------------------------------------------------------------------------------------------------
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.387%,
6/30/15 3,5                                                                          3,000,000         2,992,500
-----------------------------------------------------------------------------------------------------------------
Brenntag AG, Sr. Sec. Credit Facilities Acquisition Term Loan, 7.387%,
12/31/13 3,5                                                                         2,945,455         2,893,910
-----------------------------------------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 7.625%, 5/5/13 3                                                   8,932,500         8,639,407
Tranche C-1, 7.625%, 5/5/13 3,6                                                      7,319,908         7,061,427
Tranche C-2, 7.625%, 5/5/13 3,6                                                      1,590,092         1,533,943
Tranche C-5, 7.625%, 5/3/13 3                                                        1,500,000         1,450,782
-----------------------------------------------------------------------------------------------------------------
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.07%, 8/16/12 3                                                         16,560,259        16,156,602
-----------------------------------------------------------------------------------------------------------------
Ineos Group Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.58%, 12/16/13 3                                                         7,722,000         7,505,784
Tranche C, 8.08%, 12/14/14 3,6                                                       7,722,000         7,505,784
-----------------------------------------------------------------------------------------------------------------
Invista, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 6.86%, 4/27/11 3,5                                                      3,743,049         3,612,042
Tranche B-2, 6.86%, 4/27/11 3,5                                                      3,075,316         2,967,680
-----------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B Add-On,
1.75%-7.125%, 6/4/14 3                                                              13,000,000        12,486,501
-----------------------------------------------------------------------------------------------------------------
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw:
7.61%, 7/19/13 3,5                                                                   1,698,473         1,630,534
7.61%, 7/19/13 3                                                                     1,545,802         1,483,969
-----------------------------------------------------------------------------------------------------------------
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
7.61%, 7/7/13 3,5                                                                    7,678,168         7,371,041
-----------------------------------------------------------------------------------------------------------------
Millennium Inorganic Chemicals, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.61%, 5/15/14 3                                                         12,000,000        11,540,004
-----------------------------------------------------------------------------------------------------------------
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession,
Tranche B, 8.36%, 3/31/08 3,5                                                       31,189,553        31,033,605


                   28 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
CHEMICALS Continued
Vertellus Specialties, Inc., Sr. Sec. Credit Facilities Term Loan, 8.61%,
6/21/13 3,5                                                                    $    14,850,000   $    14,256,000
-----------------------------------------------------------------------------------------------------------------
Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.356%,
2/10/09 3                                                                           10,000,000         9,650,000
                                                                                                 ----------------
                                                                                                     163,615,106

-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Builders FirstSource, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.86%, 8/11/11 3,5                                                                   3,429,244         3,360,659
-----------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.8%
Berry Plastics Group, Inc., Sr. Sec. Credit Facilities Term Loan, 7.355%,
4/3/15 3                                                                            12,955,000        12,191,575
-----------------------------------------------------------------------------------------------------------------
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10.82%-10.86%, 9/28/14 3                                                       5,000,000         4,462,500
-----------------------------------------------------------------------------------------------------------------
Consolidated Container Co., Sr. Sec. Credit Facilities Property, Plant
& Equipment Term Loan, 7.59%-7.61%, 3/23/14 3                                        8,977,500         8,588,478
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.625%, 10/18/11 3                                                       19,950,001        19,035,633
-----------------------------------------------------------------------------------------------------------------
Tegrant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.61%, 3/7/14 3,5                                                                   19,451,250        18,235,547
                                                                                                 ----------------
                                                                                                      62,513,733

-----------------------------------------------------------------------------------------------------------------
METALS & MINING--0.8%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 7.375%,
12/19/13 3                                                                          16,937,444        15,900,025
-----------------------------------------------------------------------------------------------------------------
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.36%, 1/28/10 3,5                                                                  11,174,265        11,230,136
                                                                                                 ----------------
                                                                                                      27,130,161

-----------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.3%
Boise Cascade LLC, Sr. Sec. Credit Facilities Term Loan, Tranche E,
6.844%-6.875%, 4/30/14 3                                                            16,299,610        15,267,306
-----------------------------------------------------------------------------------------------------------------
Boise Cascade LLC, Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 1.50%, 4/30/14 3                                                               3,659,539         3,427,770
-----------------------------------------------------------------------------------------------------------------
Domtar Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.695%, 3/7/14 3                                                                    18,900,000        18,257,400
-----------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B
Add-On, 7.11%, 12/22/12 3                                                           12,935,332        12,253,911
-----------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 7.108%-7.11%, 12/20/10 3                                                  1,800,000         1,716,749
Tranche B, 7.11%, 12/20/12 3,6                                                      10,532,802         9,977,945
Tranche B, 7.11%, 12/20/12 3                                                         3,084,136         2,921,667


                   29 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS Continued
NewPage Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.625%, 5/2/11 3                                                    $     5,878,465   $     5,800,088
Tranche B, 7.625%, 5/2/11 3,5                                                        8,170,958         8,062,014
                                                                                                 ----------------
                                                                                                      77,684,850

-----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.1%
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.82%, 8/31/12 3,5                                                                  14,338,220        13,809,498
-----------------------------------------------------------------------------------------------------------------
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B1, 7.61%, 5/31/14 3                                                        20,750,000        19,232,656
-----------------------------------------------------------------------------------------------------------------
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 9.32%, 7/12/13 3                                                   22,500,000        22,500,000
-----------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.36%, 1/7/13 3,5                                                                   23,173,750        22,130,931
-----------------------------------------------------------------------------------------------------------------
Windstream Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.86%, 7/17/13 3                                                                    12,046,379        11,780,359
-----------------------------------------------------------------------------------------------------------------
XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
11.374%, 7/15/09 3,5                                                                 8,112,243         8,122,383
                                                                                                 ----------------
                                                                                                      97,575,827

-----------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
Crown Castle Operating Co., Sr. Sec. Credit Facilities Term Loan,
6.82%-6.84%, 3/2/14 3                                                               40,141,875        37,833,717
-----------------------------------------------------------------------------------------------------------------
Intelsat Holding Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.855%, 2/1/14 3                                                                    10,000,000         9,770,540
-----------------------------------------------------------------------------------------------------------------
Intelsat Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.36%,
6/30/13 3,5                                                                         10,002,507         9,739,941
-----------------------------------------------------------------------------------------------------------------
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.625%, 11/4/13 3                                                        20,291,488        19,784,201
                                                                                                 ----------------
                                                                                                      77,128,399

-----------------------------------------------------------------------------------------------------------------
UTILITIES--6.9%
-----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--6.2%
Ashmore Energy International, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.36%, 3/30/14 3,5                                                       32,475,138        31,825,635
-----------------------------------------------------------------------------------------------------------------
Ashmore Energy, Inc., Sr. Sec. Credit Facilities Letter of Credit Term
Loan, 8.36%, 3/30/14 3                                                                 116,022           113,702
-----------------------------------------------------------------------------------------------------------------
Boston Generating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.61%, 12/19/13 3,5                                                                 30,610,548        29,878,773
-----------------------------------------------------------------------------------------------------------------
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 11.32%, 8/26/09 3,5                                                      18,467,111        19,021,125
-----------------------------------------------------------------------------------------------------------------
Guadalupe Power Plant, Inc., Sr. Sec. Credit Facilities Term Loan,
7.25%, 12/31/09 3,5                                                                  7,973,840         7,694,755


                   30 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 8.86%, 8/16/13 3,5                                                       $    13,000,000   $    12,837,500
-----------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
7.11%, 11/4/12 3                                                                    11,320,375        10,961,892
-----------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
0.50%, 5/4/14 3                                                                     19,950,177        19,481,348
-----------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Credit Facilities Term Loan, 7.11%,
11/4/12 3                                                                           24,594,625        23,815,787
-----------------------------------------------------------------------------------------------------------------
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec.
Credit Facilities Term Loan, 9.57%, 6/24/11 3,5                                     33,123,606        32,902,771
-----------------------------------------------------------------------------------------------------------------
TPF Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Revolving
Credit Loan, Tranche R1, 7.36%, 12/15/13 3                                              95,030            92,511
-----------------------------------------------------------------------------------------------------------------
TPF Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7.36%, 12/15/13 3,5                                                                 16,001,864        15,577,815
-----------------------------------------------------------------------------------------------------------------
TPF Generation Holdings LLC, Sr. Sec. Credit Facilities Letter of Credit 1st
Lien Term Loan, 7.36%, 12/15/13 3                                                      303,145           295,111
-----------------------------------------------------------------------------------------------------------------
USPF Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 7.082%-7.09%,
4/11/14 3,5                                                                          7,000,000         6,947,500
                                                                                                 ----------------
                                                                                                     211,446,225

-----------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.7%
Calpine Corp., Sr. Sec. Credit Facilities Term Loan, Debtor in Possession,
Tranche B, 7.61%, 3/29/09 3                                                         26,400,000        25,646,491
                                                                                                 ----------------
Total Corporate Loans (Cost $4,149,359,759)                                                        3,988,006,005

-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--1.2%
-----------------------------------------------------------------------------------------------------------------
Builders FirstSource, Inc., 9.61% Sr. Sec. Nts., 2nd Lien, 2/15/12 3                 3,000,000         2,970,000
-----------------------------------------------------------------------------------------------------------------
Cognis GmbH, 7.36% Sr. Sec. Bonds, 9/15/13 3,5                                      12,750,000        11,761,875
-----------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.125% Nts., 5/9/08                                 1,500,000         1,468,698
-----------------------------------------------------------------------------------------------------------------
LightPoint CLO Ltd., 9.36% Nts., Series 2007-1A, 5/15/21 3,5                         4,500,000         3,982,500
-----------------------------------------------------------------------------------------------------------------
Nova Chemicals Corp., 8.484% Sr. Unsec. Nts., 11/15/13 3                             6,000,000         5,880,000
-----------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.61% Sr. Sec. Nts., 1/15/13 3,7                       5,000,000         5,062,500
-----------------------------------------------------------------------------------------------------------------
XM Satellite Radio, Inc., 9.856% Sr. Unsec. Nts., 5/1/13 3                          12,000,000        11,400,000
                                                                                                 ----------------
Total Corporate Bonds and Notes (Cost $44,286,915)                                                    42,525,573

-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $4,193,646,674)                                        117.2%    4,030,531,578
-----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (17.2)     (591,297,530)
                                                                               ----------------------------------
NET ASSETS                                                                               100.0%  $ 3,439,234,048
                                                                               ==================================


                   31 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Issue is in default. See Note 1 of accompanying Notes.

2. Non-income producing security.

3. Represents the current interest rate for a variable or increasing rate security.

4. This Senior Loan will settle after August 31, 2007, at which time the interest rate will be determined.

5. Illiquid security. The aggregate value of illiquid securities as of July 31, 2007 was $1,842,665,001, which represents 53.58% of the Fund's net assets. See
Note 6 of accompanying Notes.

6. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 8 of accompanying Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,062,500 or 0.15% of the Fund's net assets as of July 31, 2007.

The following issuer was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2007 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of July 31, 2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES          GROSS        GROSS           SHARES
                                  JULY 31, 2006      ADDITIONS   REDUCTIONS    JULY 31, 2007
---------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                     --    476,991,521  476,991,521               --

                                                                                    DIVIDEND
                                                                                      INCOME
---------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                          $1,012,163

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   32 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $4,193,646,674)--see accompanying statement of investments                     $  4,030,531,578
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                             45,136,047
----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                169,354,026
Interest, dividends and principal paydowns                                                                       31,954,083
Other                                                                                                                18,592
                                                                                                           -----------------
Total assets                                                                                                  4,276,994,326

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on unfunded loan commitments                                                                 34,353
----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                          579,324,489
Investments purchased                                                                                           145,054,113
Payable on borrowings (See Note 8)                                                                              110,300,000
Distribution and service plan fees                                                                                  860,593
Dividends                                                                                                           722,173
Interest expense on borrowings                                                                                      386,232
Transfer and shareholder servicing agent fees                                                                       263,861
Shareholder communications                                                                                          242,175
Other                                                                                                               572,289
                                                                                                           -----------------
Total liabilities                                                                                               837,760,278

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                 $  3,439,234,048
                                                                                                           =================

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                 $        377,151
----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                    3,663,578,532
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                     (80,051)
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                                    (61,492,135)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                     (163,149,449)
                                                                                                           -----------------
NET ASSETS                                                                                                 $  3,439,234,048
                                                                                                           =================


                   33 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,460,068,987
and 160,210,587 shares of beneficial interest outstanding)                                                         $   9.11
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)                    $   9.44
----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $247,726,341 and 27,171,170 shares
of beneficial interest outstanding)                                                                                $   9.12
----------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,672,483,444 and 183,296,398 shares
of beneficial interest outstanding)                                                                                $   9.12
----------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $58,955,276 and 6,473,066 shares of beneficial interest outstanding)                                            $   9.11

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------
Interest                                                            $    313,132,440
-------------------------------------------------------------------------------------
Dividends--affiliated companies                                            1,012,163
-------------------------------------------------------------------------------------
Other income                                                               2,017,775
                                                                    -----------------
Total investment income                                                  316,162,378

-------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------
Management fees                                                           23,862,984
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    4,170,209
Class B                                                                    2,217,576
Class C                                                                   13,821,580
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    1,183,272
Class B                                                                      385,898
Class C                                                                    1,281,659
Class Y                                                                        3,041
-------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                      229,502
Class B                                                                       92,191
Class C                                                                      252,730
Class Y                                                                           85
-------------------------------------------------------------------------------------
Interest expense                                                           2,344,306
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                  800,580
-------------------------------------------------------------------------------------
Trustees' compensation                                                        70,101
-------------------------------------------------------------------------------------
Administration service fees                                                    1,500
-------------------------------------------------------------------------------------
Other                                                                      1,433,300
                                                                    -----------------
Total expenses                                                            52,150,514
Less waivers and reimbursements of expenses                               (3,856,484)
                                                                    -----------------
Net expenses                                                              48,294,030

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    267,868,348

-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------
Net realized loss on:
Investments                                                              (12,244,267)
Swap contracts                                                               (50,000)
                                                                    -----------------
Net realized loss                                                        (12,294,267)
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             (171,324,736)
Swap contracts                                                                42,519
Unfunded loan commitments                                                     37,187
                                                                    -----------------
Net change in unrealized depreciation                                   (171,245,030)

-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $     84,329,051
                                                                    =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   35 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                              2007               2006
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                                 $   267,868,348    $   208,075,638
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  (12,294,267)         2,094,130
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                     (171,245,030)        (3,987,435)
                                                                      -----------------------------------
Net increase in net assets resulting from operations                       84,329,051        206,182,333

---------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                  (123,304,579)       (89,147,228)
Class B                                                                   (19,957,641)       (21,052,892)
Class C                                                                  (125,485,560)       (98,356,356)
Class Y                                                                      (839,665)               (49)
                                                                      -----------------------------------
                                                                         (269,587,445)      (208,556,525)

---------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                    28,838,106        475,757,742
Class B                                                                   (58,025,689)       (26,085,861)
Class C                                                                    74,276,311        336,583,363
Class Y                                                                    61,782,257              1,000
                                                                      -----------------------------------
                                                                          106,870,985        786,256,244

---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                 (78,387,409)       783,882,052
---------------------------------------------------------------------------------------------------------
Beginning of period                                                     3,517,621,457      2,733,739,405
                                                                      -----------------------------------
End of period (including accumulated net investment loss of $80,051
and $71,369, respectively)                                            $ 3,439,234,048    $ 3,517,621,457
                                                                      ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   36 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------
Net increase in net assets from operations                            $    84,329,051
--------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                      (4,562,889,431)
Proceeds from disposition of investment securities                      4,053,165,086
Short-term investment securities, net                                     156,564,596
Premium amortization                                                        2,255,441
Discount accretion                                                         (1,993,774)
Net realized loss on investments                                           12,294,267
Net change in unrealized depreciation on investments                      171,324,736
Net change in unrealized appreciation on unfunded loan commitments            (37,187)
Net change in unrealized appreciation on swaps                                (42,519)
Decrease in interest receivable                                            42,176,639
Increase in receivable for securities sold                                (66,206,901)
Increase in other assets                                                       (1,768)
Decrease in payable for securities purchased                             (166,585,290)
Increase in payable for accrued expenses                                      618,524
                                                                      ----------------
Net cash used in operating activities                                    (275,028,530)

--------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------
Proceeds from bank borrowings                                           1,040,400,000
Payments on bank borrowings                                              (930,100,000)
Proceeds from shares sold                                               1,493,452,459
Payment on shares redeemed                                             (1,196,077,564)
Cash distributions paid                                                  (104,912,819)
                                                                      ----------------
Net cash provided by financing activities                                 302,762,076

--------------------------------------------------------------------------------------
Net increase in cash                                                       27,733,546
--------------------------------------------------------------------------------------
Cash, beginning balance                                                    17,402,501
                                                                      ----------------
Cash, ending balance                                                  $    45,136,047
                                                                      ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $164,657,429.
Cash paid for interest on bank borrowings--$1,959,593.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   37 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                          2007            2006           2005         2004        2003
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      9.54     $      9.54    $      9.56    $    9.24    $   9.03
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .69 1           .66 1          .53 1        .49         .55
Net realized and unrealized gain (loss)                  (.42)             --           (.02)         .30         .14
                                                  ----------------------------------------------------------------------
Total from investment operations                          .27             .66            .51          .79         .69
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.70)           (.66)          (.53)        (.47)       (.48)
------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $      9.11     $      9.54    $      9.54    $    9.56    $   9.24
                                                  ======================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.75%           7.10%          5.45%        8.78%       7.91%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,460,069     $ 1,513,036    $ 1,038,746    $ 376,001    $ 44,028
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,687,143     $ 1,292,028    $   776,029    $ 146,224    $ 35,298
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    7.26%           6.88%          5.63%        5.56%       6.23%
Total expenses                                           1.07% 4         1.11%          1.09%        1.19%       1.39%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                       0.97%           0.97%          0.89%        0.99%       1.19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   105%            104%           114%         155%        121% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended July 31, 2007       1.07%

5. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   38 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS B     YEAR ENDED JULY 31,                          2007            2006           2005         2004        2003
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      9.54     $      9.54    $      9.56    $    9.24    $   9.04
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .64 1           .60 1          .48 1        .46         .52
Net realized and unrealized gain (loss)                  (.42)             --           (.02)         .28         .11
                                                  ----------------------------------------------------------------------
Total from investment operations                          .22             .60            .46          .74         .63
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.64)           (.60)          (.48)        (.42)       (.43)
------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $      9.12     $      9.54    $      9.54    $    9.56    $   9.24
                                                  ======================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.27%           6.49%          4.86%        8.18%       7.21%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   247,726     $   318,312    $   344,337    $ 277,043    $157,057
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   295,655     $   334,997    $   327,996    $ 201,260    $163,238
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    6.71%           6.27%          5.06%        5.04%       5.70%
Total expenses                                           1.65% 4         1.68%          1.66%        1.76%       1.93%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                       1.55%           1.54%          1.46%        1.56%       1.73%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   105%            104%           114%         155%        121% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended July 31, 2007       1.65%

5. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   39 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED JULY 31,                          2007            2006           2005         2004        2003
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      9.55     $      9.55    $      9.57    $    9.25    $   9.04
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .64 1           .61 1          .48 1        .45         .52
Net realized and unrealized gain (loss)                  (.42)             --           (.02)         .29         .12
                                                 -----------------------------------------------------------------------
Total from investment operations                          .22             .61            .46          .74         .64
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.65)           (.61)          (.48)        (.42)       (.43)
------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $      9.12     $      9.55    $      9.55    $    9.57    $   9.25
                                                  ======================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.24%           6.56%          4.92%        8.21%       7.35%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,672,484     $ 1,686,272    $ 1,350,656    $ 615,744    $207,433
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,843,725     $ 1,542,199    $ 1,065,783    $ 346,347    $210,987
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    6.76%           6.36%          5.11%        5.05%       5.73%
Total expenses                                           1.58% 4         1.61%          1.60%        1.71%       1.91%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                       1.48%           1.47%          1.40%        1.51%       1.71%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   105%            104%           114%         155%        121% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended July 31, 2007       1.58%

5. The previously reported portfolio turnover rate of 9% has been restated based upon a calculation methodology that is consistent with the other periods presented herein. This methodology includes certain loans that were previously considered short-term, and therefore excluded from the calculation, due to an interest rate reset feature.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   40 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS Y     YEAR ENDED JULY 31,                                 2007      2006 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.54     $9.54
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                          .69       .47
Net realized and unrealized gain (loss)                         (.39)       --
                                                             ---------- --------
Total from investment operations                                 .30       .47
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.73)     (.47)
--------------------------------------------------------------------------------

Net asset value, end of period                               $  9.11     $9.54
                                                             ===================

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                              3.14%     5.04%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $58,955     $   1
--------------------------------------------------------------------------------
Average net assets (in thousands)                            $11,372     $   1
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           7.34%     7.33%
Total expenses                                                  0.82% 5   0.96%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                              0.72%     0.85%
--------------------------------------------------------------------------------
Portfolio turnover rate                                          105%      104%

1. For the period from November 28, 2005 (inception of offering) to July 31,
2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended July 31, 2007       0.82%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   41 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an early withdrawal charge (EWC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a EWC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


                   42 | OPPENHEIMER SENIOR FLOATING RATE FUND valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITY TRANSACTIONS. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase prices, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interest or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" purchases, it will do so for the purpose of acquiring interest or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

--------------------------------------------------------------------------------
SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.


                   43 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      As of July 31, 2007, securities with an aggregate market value of $3,988,006,005, representing 116.0% of the Fund's net assets were comprised of Senior Loans, of which $1,826,920,626 representing 53.12% of the Fund's net assets, were illiquid.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund's investments in senior loans are subject to risk of default. As of July 31, 2007, securities with an aggregate market value of $2,423,371, representing 0.07% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                   44 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $620,295                   $--            $60,464,826         $164,176,757

1. As of July 31, 2007, the Fund had $48,345,565 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2007, details of the capital loss carryforwards were as follows:

                     EXPIRING
                     ------------------------------
                     2010              $ 10,765,372
                     2011                26,003,298
                     2014                 4,679,034
                     2015                 6,897,861
                                       ------------
                     Total             $ 48,345,565
                                       ============

2. As of July 31, 2007, the Fund had $12,119,261 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                    INCREASE TO
      REDUCTION TO              ACCUMULATED NET
      ACCUMULATED NET          REALIZED LOSS ON
      INVESTMENT LOSS               INVESTMENTS
      -----------------------------------------
      $1,710,415                     $1,710,415

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 was as follows:

                                     YEAR ENDED      YEAR ENDED
                                  JULY 31, 2007   JULY 31, 2006
      ---------------------------------------------------------
      Distributions paid from:
      Ordinary income              $269,587,445    $208,556,525

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is


                   45 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities              $ 4,194,673,982
      Federal tax cost of other investments               918,368
                                                  ---------------
      Total federal tax cost                      $ 4,195,592,350
                                                  ===============
      Gross unrealized appreciation               $     1,496,075
      Gross unrealized depreciation                  (165,672,832)
                                                  ---------------
      Net unrealized depreciation                 $  (164,176,757)
                                                  ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the


                   46 | OPPENHEIMER SENIOR FLOATING RATE FUND

Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has adopted the following fundamental policies concerning periodic repurchase offers:

   o The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).

   o Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.

   o The Repurchase Pricing Date is normally expected to be the regular business day that is the Repurchase Request Deadline. If that day is not a normal business day, then the Repurchase Pricing Date will be the following regular business day. The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer.

Each quarter, the Fund's Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

For the year ended July 31, 2007, the Fund extended four Repurchase Offers:

                             PERCENTAGE OF      AMOUNT OF
      REPURCHASE        OUTSTANDING SHARES     SHARES THE        NUMBER OF
      REQUEST             THE FUND OFFERED   FUND OFFERED  SHARES TENDERED
      DEADLINES              TO REPURCHASE  TO REPURCHASE    (ALL CLASSES)
      --------------------------------------------------------------------
      October 31, 2006                  20%    76,617,959       32,609,088
      January 31, 2007                  20     76,672,367       33,434,008
      April 30, 2007                    20     79,057,911       27,518,466
      July 31, 2007                     20     75,430,245       64,975,919


                   47 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 903,615,584 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED JULY 31, 2007      YEAR ENDED JULY 31, 2006 1
                                        SHARES           AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                                82,069,921    $ 782,226,772     87,342,048    $ 835,414,302
Dividends and/or distributions
reinvested                           7,445,864       70,687,055      5,802,314       55,477,939
Repurchased                        (87,923,093)    (824,075,721)   (43,432,974)    (415,134,499)
                                   -------------------------------------------------------------
Net increase                         1,592,692    $  28,838,106     49,711,388    $ 475,757,742
                                   =============================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                                 6,315,690    $  60,203,397      7,041,024    $  67,345,651
Dividends and/or distributions
reinvested                           1,456,164       13,837,604      1,509,521       14,439,712
Repurchased                        (13,957,612)    (132,066,690)   (11,279,063)    (107,871,224)
                                   -------------------------------------------------------------
Net decrease                        (6,185,758)   $ (58,025,689)    (2,728,518)   $ (26,085,861)
                                   =============================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                                60,821,455    $ 580,101,497     69,208,872    $ 662,633,406
Dividends and/or distributions
reinvested                           8,354,307       79,413,683      6,822,645       65,308,508
Repurchased                        (62,454,187)    (585,238,869)   (40,899,600)    (391,358,551)
                                   -------------------------------------------------------------
Net increase                         6,721,575    $  74,276,311     35,131,917    $ 336,583,363
                                   =============================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                                 6,679,603    $  63,649,783            105    $       1,000
Dividends and/or distributions
reinvested                              77,270          719,087             --               --
Repurchased                           (283,912)      (2,586,613)            --               --
                                   -------------------------------------------------------------
Net increase                         6,472,961    $  61,782,257            105    $       1,000
                                   =============================================================

1. For the year ended July 31, 2006, for Class A, Class B and Class C and for the period from November 28, 2005 (inception of offering) to July 31, 2006 for Class Y.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2007, were as follows:

                                        PURCHASES            SALES
      ------------------------------------------------------------
      Investment securities        $4,562,889,431   $4,053,165,086


                   48 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                    FEE SCHEDULE
                    ---------------------------------
                    Up to $200 million          0.75%
                    Next $200 million           0.72
                    Next $200 million           0.69
                    Next $200 million           0.66
                    Over $800 million           0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2007, the Fund paid $2,825,177 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Board of Trustees has currently set that fee at 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated


                   49 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B and Class C shares were $7,736,407 and $38,202,938, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and early withdrawal charges (EWC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the EWC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A        CLASS B        CLASS C
                           CLASS A          EARLY          EARLY          EARLY
                         FRONT-END     WITHDRAWAL     WITHDRAWAL     WITHDRAWAL
                     SALES CHARGES        CHARGES        CHARGES        CHARGES
                       RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2007             $868,263       $121,190       $287,746       $411,392

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2006, the Manager reduced its voluntary waiver of management fees from 0.20% of average annual net assets to 0.10% of average annual net assets. As a result of this agreement, the Fund was reimbursed $3,837,120 for the year ended July 31, 2007. The Manager may amend or terminate this voluntary waiver at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended July 31, 2007, the Manager waived $19,364 for IMMF management fees.

--------------------------------------------------------------------------------
5. CREDIT DEFAULT SWAP CONTRACTS

A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps to hedge an existing position or to obtain exposure to a security or market by purchasing or selling credit protection. The Fund may enter into credit default swaps on a single security, or a basket of securities.


                   50 | OPPENHEIMER SENIOR FLOATING RATE FUND

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security.

      The periodic interest fees are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain (loss) upon payment. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Credit default swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or defaulted securities depending on whether the Fund is the purchaser or seller of the credit default swap contract, respectively).

      As of July 31, 2007, there were no such credit default swaps outstanding.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of July 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many Senior Loans and many of the Fund's other investments are illiquid.

--------------------------------------------------------------------------------
7. LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $59,951,791 at July 31, 2007. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $59,067,775 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.


                   51 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. LOAN COMMITMENTS Continued

As of July 31, 2007, the Fund had unfunded loan commitments as follows:

                                         COMMITMENT
                              INTEREST  TERMINATION  UNFUNDED    UNREALIZED
                                  RATE         DATE    AMOUNT  DEPRECIATION
---------------------------------------------------------------------------
Federal Mogul Corp.,
Sr. Sec. Credit Facilities
Pre-Petition Revolving
Credit Loan, Tranche B            1.75%     9/30/07  $884,016       $34,353

--------------------------------------------------------------------------------
8. BORROWINGS

The Fund can borrow money in an amount up to 33 1/3% of its total assets (after counting the assets purchased with the amount borrowed). The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as "leverage"). Effective January 21, 2005, the Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its prorata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2007, the average daily loan balance was $43,829,315 at an average daily interest rate of 5.279%. The Fund had borrowings outstanding of $110,300,000 at July 31, 2007 at an interest rate of 5.2958%. The Fund had gross borrowings and gross loan repayments of $1,040,400,000 and $930,100,000, respectively, during the year ended July 31, 2007. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2007 was $175,900,000. The Fund paid $518,208 in fees and $1,959,593 in interest during the year ended July 31, 2007.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded


                   52 | OPPENHEIMER SENIOR FLOATING RATE FUND in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                   53 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SENIOR FLOATING RATE
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund (the "Fund"), including the statement of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
September 13, 2007


                   54 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2007 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2007 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2007, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2007, $266,246,497 or 98.76% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   55 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec. gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   56 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage
Chairman of the Board of          Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman,
Trustees (since 2003),            The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since
Trustee (since 1999)              1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil
Age: 70                           and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit)
                                  (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real
                                  Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                                  (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                  Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of the Manager (December 1991-April 1999); President,
Trustee (since 1999)              Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief
Age: 70                           Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                  Bowen held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May
Trustee (since 1999)              2006); Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999);
Age: 69                           Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group
                                  (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern
Trustee (since 1999)              Energy Corp. (public utility corporation) (since November 2004); Director of P.R.
Age: 65                           Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation
                                  (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October
                                  1995) of the Manager; President, Chief Executive Officer and Director of the following:
                                  Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders
                                  Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman
Trustee (since 1999)              held several positions with the Manager and with subsidiary or affiliated companies of the
Age: 66                           Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.


                   57 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2005)              February 2000); Board Member of Middlebury College (educational organization) (since
Age: 60                           December 2005); Director of The California Endowment (philanthropic organization) (since
                                  April 2002); Director (February 2002-2005) and Chairman of Trustees (since 2006) of the
                                  Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman
                                  (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The University of Michigan (since
                                  2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company)
                                  (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April
                                  1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                                  Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the
                                  OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2005)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and
Age: 63                           Director of Steele Street State Bank (commercial banking) (since August 2003); Director of
                                  Colorado UpLift (charitable organization) (since 1986); Trustee of the Gallagher Family
                                  Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado
                                  (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999);
                                  Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                                  Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                  exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2000)              company) (since 1996) and MML Series Investment Fund (investment company) (since 1996);
Age: 65                           Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the
                                  Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of
                                  SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999);
                                  and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)
                                  (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR,
OFFICER                           NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                  UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                  TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President
Trustee, President and            of the Manager (September 2000-March 2007); President and a director or trustee of other
Principal Executive Officer       Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the
(since 2001)                      Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding
Age: 58                           company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                  Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and


                   58 | OPPENHEIMER SENIOR FLOATING RATE FUND

JOHN V. MURPHY,                   Director of OppenheimerFunds Legacy Program (charitable trust program established by the
Continued                         Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                  Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since
                                  July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                  Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997);
                                  Director of DLB Acquisition Corporation (holding company parent of Babson Capital
                                  Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                  Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                  2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual Select
                                  Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                  Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                  Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                  Bancorp) (June 1989-June 1998). Oversees 102 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE             THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MS. BLOOMBERG AND
FUND                              MESSRS. ZACK AND GILLESPIE, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                  YORK 10281-1008, FOR MSS. HUI, IVES AND MESSRS. ZIMMER, WELSH, VANDEHEY, WIXTED, PETERSEN
                                  AND SZILAGYI, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR
                                  AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ARTHUR ZIMMER,                    Senior Vice President of the Manager (since June 1997) and of HarbourView Asset Management
Vice President and Portfolio      Corporation (since April 1999); formerly Vice President of the Manager (October 1990-June
Manager (since 1999)              1997); Vice President of Centennial Asset Management Corporation (June 1997-November 2001).
Age: 61                           An officer of 1 portfolio in the OppenheimerFunds complex.

MARGARET HUI,                     Vice President of the Manager (since February 2005); formerly Assistant Vice President of
Vice President and Portfolio      the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank
Manager (since 1999)              California (January 1998-September 1999). An officer of 1 portfolio in the OppenheimerFunds
Age: 47                           complex.

JOSEPH WELSH,                     Vice President of the Manager (since December 2000); a high yield bond analyst for the
Vice President and Portfolio      Manager (since January 1995); Vice President of HarbourView Asset Management Corporation
Manager (since 1999)              (since September 2002); Assistant Vice President of the Manager (December 1996-November
Age: 43                           2000). An officer of 1 portfolio in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management and Shareholder Services, Inc. (Since March 2004); Vice President of
(since 2004)                      OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder
Age: 57                           Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of
                                  the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.


                   59 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer
Officer (since 1999)              Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 47                           2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since
                                  May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                  OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                  (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                  OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003)
                                  and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                  Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer               Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager
(since 2004)                      (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer               and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                      Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
Age: 37                           American Data Services, Inc. (September 2000-May 2001). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General
(since 2001)                      Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 59                           President and General Counsel of HarbourView Asset Management Corporation (since December
                                  2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                  (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                  Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                  Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                  Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                  President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                  Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since
                                  June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                  (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                  Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Share-holder Financial Services, Inc. (November 1989-November 2001),
                                  and OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 102 portfolios in the OppenheimerFunds complex.


                   60 | OPPENHEIMER SENIOR FLOATING RATE FUND

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary               (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
(since 2004)                      Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
Age: 39                           of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary               First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                      President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios
Age: 43                           in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary               2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                      2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 41                           (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                  (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                  Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                  1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   61 | OPPENHEIMER SENIOR FLOATING RATE FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $46,750 in fiscal 2007 and $37,000 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $2,000 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Consent for an amended N-2 filing.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $9,161 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $2,625 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include Compliance review, professional services for 22c-2 program and evaluation of amended director's retirement plan.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $13,786 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund's portfolio is managed by Arthur J. Zimmer, Joseph Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Zimmer has been a manager of the Fund's portfolio since September 1999. Mr. Zimmer has been a Senior Vice President of the Manager since June 1997 and of HarbourView Asset Management Corporation since April 1999. He was formerly Vice President of the Manager from October 1990 to June 1997 and Vice President of Centennial Asset Management Corporation from June 1997 to November 2001.

Mr. Welsh has been a manager of the Fund's portfolio since September 1999. Mr. Welsh has been a Vice President of the Manager since December 2000, a high yield bond analyst since January 1995, an Assistant Vice President of the Manager from December 1996 to November 2000 and a Vice President of HarbourView Asset Management Corporation since September 2002.

Ms. Hui has been an associate portfolio manager of the Fund since October 1999. Ms. Hui has been an Assistant Vice President of the Manager since October 1999. She was formerly Vice President of Syndications at Sanwa Bank California from January 1998 to September 1999.

In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by each Portfolio Manager as of July 31, 2007. No account has a performance-based advisory fee:

                                                                                   TOTAL
                                                                                ASSETS IN
                                                 TOTAL ASSETS IN      OTHER        OTHER                  TOTAL
                                    REGISTERED      REGISTERED       POOLED       POOLED                  ASSETS
                                    INVESTMENT      INVESTMENT     INVESTMENT   INVESTMENT     OTHER     IN OTHER
PORTFOLIO                            COMPANIES      COMPANIES       VEHICLES     VEHICLES    ACCOUNTS    ACCOUNTS
MANAGER                               MANAGED       MANAGED 1        MANAGED     MANAGED 1    MANAGED   MANAGED 2
------------------------------------------------------------------------------------------------------------------
Arthur J. Zimmer                         1          $ 4,025.2         None         None          2        $ 452
------------------------------------------------------------------------------------------------------------------
Joseph Welsh                             1          $ 4,025.2         None         None          2        $ 452
------------------------------------------------------------------------------------------------------------------
Margaret Hui                             1          $ 4,025.2         None         None          2        $ 452

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2007 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper
- Loan Participation Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

As of July 31, 2007 each Portfolio Manager beneficially owned shares of the Fund as follows:

          ------------------------------------------------------------
                                         RANGE OF SHARES BENEFICIALLY
                 PORTFOLIO MANAGER             OWNED IN THE FUND
          ------------------------------------------------------------
          ARTHUR J. ZIMMER                           None
          ------------------------------------------------------------
          JOSEPH WELSH                               None
          ------------------------------------------------------------
          MARGARET HUI                               None
          ------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------------------------
                                                                 Total Number of
                                                                 Shares Purchased as
                                                                 Part of Publicly        Maximum Number of Shares that
                      Total Number of         Average Price      Announced Plans or      May Yet Be Purchased Under the
Period                Shares Purchased        Paid per Share     Programs                Plans or Programs
------------------------------------------------------------------------------------------------------------------------
April 2, 2007         Class A - 14,473,434    Class A - $9.54    Class A - 14,473,434                  0
through April 30,     Class B - 1,685,435     Class B - $9.54    Class B - 1,685,435
2007 1                Class C - 11,359,177    Class C - $9.55    Class C - 11,359,177
                      Class Y  - 419          Class Y - $9.53    Class Y  - 419
------------------------------------------------------------------------------------------------------------------------
July 2, 2007          Class A - 35,422,098    Class A - $9.11    Class A - 35,422,098                  0
through July 31,      Class B - 2,921,037     Class B - $9.12    Class B - 2,921,037
2007 2                Class C - 26,349,291    Class C - $9.12    Class C - 26,349,291
                      Class Y - 283,493       Class Y - $9.11    Class Y - 283,493
------------------------------------------------------------------------------------------------------------------------
Total                 Class A - 49,895,532           --          Class A - 49,895,532                  0
                      Class B - 4,606,472                        Class B - 4,606,472
                      Class C - 37,708,468                       Class C - 37,708,468
                      Class Y - 283,912                          Class Y - 283,912
------------------------------------------------------------------------------------------------------------------------

Footnotes

1  -  Date repurchase offer was announced: April 2, 2007

      The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest - 79,057,910

      The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on April 30, 2007

2  -  Date repurchase offer was announced: July 2, 2007

      The share amount approved: up to twenty percent (20%) of the aggregate of the Fund's issued and outstanding Class A, Class B and Class C shares of beneficial interest - 75,430,245

      The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on July 31, 2007

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 09/13/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 09/13/2007

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 09/13/2007